Exhibit 10.40

FUJIAN HAIXIA BANK

Contract on Loan for Working Capital

Part I     General Terms

Parties to this Contract

Borrower (hereinafter referred to as “Party A”): See Item (I) of Article 23 herein for details.

Lender (hereinafter referred to as “Party B”): See Item (II) of Article 23 herein for details.

WHEREAS, Party A has applied for a loan from Party B;

WHEREAS, Party B has agreed to make the said loan to Party A;

NOW THEREFORE, the parties hereby agree as follows:

Article 1	Type of Loan: See Article 24 herein for details.

Article 2	Amount of the Loan: See Article 25 herein for details.

Article 3	Purpose of the Loan: See Article 26 herein for details.

Article 4	Term of the Loan: See Article 27 herein for details.

Article 5	Receipt for the Loan

The receipt for the Loan shall constitute an integral part of this Contract. Where there is a discrepancy between this Contract and the receipt for the disbursement of the Loan in terms of the amount, interest rate or term of the Loan, the receipt shall prevail.

Article 6	Interest Rate for the Loan

(I)	The annual interest rate for the Loan is specified in Item (I) of Article 28 herein.

(II)
Between the execution of this Contract and the disbursement of the Loan, if the People’s Bank of China adjusts the benchmark interest rates, the following methods shall be adopted (see Item (II) of Article 28 herein for the specific item that will become applicable):

1.	The interest rate for this Contract will remain unchanged, and the interest rate specified in Item (I) of this article will remain effective.

2.	The interest rate of the Loan will be adjusted by the same magnitude as the adjustment of benchmark interest rate for loans of the same type, currency and term.

(III)
After the disbursement of the Loan, if the People’s Bank of China adjusts the benchmark interest rates, the following methods shall be adopted (see Item (III) of Article 28 herein for the specific item that will become applicable):

1.	The interest rate for this Contract will remain unchanged, and the interest rate specified in Item (I) of this article will remain effective.

2.
The interest rate for this Contract will be adjusted on the date of the adjustment of the benchmark interest rates; the interest rate of the Loan will be adjusted by the same magnitude as the adjustment of benchmark interest rate for loans of the same type, currency and term.

3.
The interest rate for this Contract will be adjusted on the first day of the next month after the adjustment of the benchmark interest rate; the interest rate of the Loan will be adjusted by the same magnitude as the adjustment of benchmark interest rate for loans of the same type, currency and term.

4.
The interest rate for this Contract will be adjusted on January 1 of the next year after the adjustment of the benchmark interest rate; the interest rate of the Loan will be adjusted by the same magnitude as the adjustment of benchmark interest rate for loans of the same type, currency and term.

(IV)
Where the interest rate for this Contract changes, the penalty interest for misuse of the proceeds of the loan in breach of this Contract and the penalty interest for deferred repayment shall be changed accordingly.

(V)
If the People’s Bank of China changes its interest rate policy, Party B shall have the right to directly implement the related provisions of the People’s Bank of China with no need to obtain the consent of Party A.

Article 7	Disbursement of the Loan

(I)	Conditions Precedent to Disbursement of the Loan:

1.	Where this Contract is secured, the security formalities have been completed to the satisfaction of Party B and remain effective.

2.	Party A has prepared and submitted a receipt of the loan to the satisfaction of Party B.

3.	Other conditions precedent for the disbursement of the loan: See Item (I) of Article 29 herein for details.

(II)	If Party A requests the disbursement of the Loan in installments, the following conditions shall also be satisfied in addition to those set forth in Item (I) of this Article.

1.	Party A has submitted an application and the application has been approved by Party B.

2.	The combined total amount of all disbursements shall not exceed the amount of the Loan specified in Article II herein.

(III)
Party A shall open and maintain a settlement account with Party B for the purpose of collecting the disbursement of the Loan and making payments with the proceeds of the Loan. For details, see Item (II) of Article 29 herein.

Article 8	Payments Using the Proceeds of the Loan

(I)	Party A agrees to accept Party B’s management and control of Party A’s payments using the proceeds of the Loan.

(II)	Payments using the proceeds of the Loan shall be entrusted payments by Party B or autonomous payments by Party A.

(III)	Change of Disbursement Methods and Conditions for Triggering Change

During the process of payments using the proceeds of the Loan, if Party A’s credit standing has fallen, the profitability of its main operating activities has weakened, the proceeds of the Loan is misused, or Party A is involved in any circumstances that compels Party B to change the methods of disbursement, Party B shall have the right to change the disbursement methods or discontinue further disbursements of the Loan.

(IV)	Restriction and Prohibition for Payments Using the Proceeds of the Loan

Where payments using the proceeds of the Loan are entrusted payments, Party A shall not change the payment method without authorization, and Party A is forbidden to change entrusted payments to autonomous payments in any manner.

Article 9	Repayment of the Loan

(I)	Principle of Repayment

1.
Interest on the Loan shall be computed by day, with the daily interest rate equal to the annual interest rate divided by 360. Interest shall accrue on the Loan from the date of disbursement to the date of repayment.

2.
Interest on the Loan shall be settled by month on the 20th day of each month and be paid on the date immediately following the interest settlement date. Party A shall pay the interest due to Party B on the interest payment dates. When repaying the principal amount of the Loan for the last time, Party A shall pay all interest due.

(II)	Methods of Repayment: See Article 31 herein for details.

(III)	Premature Repayment of the Loan

1.
For premature repayment of the outstanding principal amount of the Loan, Party A shall submit an application to Party B at least 15 days in advance. If the application is approved by Party B, Party A may repay the outstanding principal amount of the Loan prematurely in full or in part.

2.
In the event of premature repayment of the outstanding principal amount of the loan, the rate of the interest on the Loan which has already been charged by Party B according to the interest rate specified in the Contract will not be adjusted. Interest on the principal amount of the Loan repaid prematurely will be charged according to the interest rate specified in the Contract and on the basis of the actual number of days of the use by Party A of the prematurely repaid portion of the Loan.

(IV)	Management of the Cash Flow Account

1.	Party A-designated Cash Flow Account: See Article 32 herein for details.

2.
Party A shall inform Party B of the flow of funds into and out of the account on a regular basis. Party B shall have the right to monitor Party A’s cash flow account. Upon the request of Party B, Party A shall sign a contract on the management of its cash flow account to manage the flow of funds into and out of the account.

Article 10	Security

(I)
To ensure that Party A performs its obligations hereunder, Party B will sign a separate security contract with Party A or a guarantor appointed by Party A. Alternatively, the guarantor may issue a valid security document as a supplement to this Contract.

(II)
If the collateral used as security for the Loan is being or might be demolished or requisitioned by government authorities, Party A shall inform Party B within three days of receiving the information on the ongoing or pending demolition or requisition.

Article 11	Party A’s Rights and Obligations

(I)	Party A shall have the right to demand Party B to make disbursements of the Loan according to the provisions of this Contract.

(II)	Party A shall have the right to request Party B to extend the term of the Loan if Party A satisfies all conditions specified by Party B.

(III)	Party A shall repay the principal amount of the loan plus interest thereon according to the provisions of this Contract.

(IV)	Party A shall utilize the proceeds of the Loan for the purpose specified in this Contract, and shall not change the purpose of the Loan without the prior written consent of Party B.

(V)
Party A shall furnish information on its operations, assets and financial condition as required by Party B in a timely manner, and shall ensure that all information furnished is true, legal, complete and valid.

(VI)
Party A shall accept Party B’s inspection and supervision of its use of the proceeds of the Loan and of its production, operations, financial activities and assets, and shall provide assistance to facilitate such inspection and supervision.

(VII)
Before fully repaying the principal amount of the Loan plus interest thereon, without the prior written consent of Party B, Party A shall not use assets formed with the proceeds of the Loan to provide security for a third party.

(VIII)
If Party A plans to engage in any act which might lead to a change in the creditor-debtor relationship under this Contract or which might affect the performance of its obligations hereunder, it shall give a written notice to Party B at least 15 business days in advance.

(IX)	If Party A becomes aware of any event which might affect the performance of its obligations hereunder, it shall immediately give a written notice to Party B.

(X)
If Party A changes its name, address, article of association, scope of business, legal representative (president) or other executives, it shall give a written notice to Party B within five business days of such change.

(XI)
If an event has taken place which might affect the guarantor’s performance of its obligations hereunder, Party A shall immediately give a written notice to Party B and provide replacement security to the satisfaction of Party B.

(XII)	Party A shall bear all costs of insurance, appraisal, registration and custody associated with this Contract.

(XIII)	If Party A fails to perform this Contract, it shall bear all expenses incurred by Party B in realizing its creditor’s rights.

(XIV)	Special Provisions for Group Client Credit

If Party A is a group client (as defined in the Commercial Banks’ Guide to the Credit Risk Management of Group Clients or in other regulations), it shall comply with the following rules:

1.	Party A shall promptly inform Party B of any related-party transaction with a value exceeding 10 percent of Party A’s net assets.

2.
In any of the following circumstances when Party A is applying for credit, Party B shall have the right to discontinue further disbursements of the Loan and declare the outstanding principal amount of the Loan immediately due and payable:

(1)	Providing false materials or withholding important information on business and finances;

(2)	Utilizing the proceeds of the loan for a purpose other than the one specified in this Contract without Party B’s consent;

(3)	Using false contracts with related parties to obtain bank funds or credit.

(XV)
If the term of operation or permission as stated in Party A’s business license will expire before the maturity rate of any debts under this Contract, to ensure the continued performance of Party A’s obligations under this Contract, Party A agrees to complete extension or renewal formalities before the expiration of that term and to submit a photocopy of the extended or renewed business license to Party B.

(XVI)	Any warranties made by Party A to Party B shall constitute an obligation that Party A shall fulfill under this Contact.

Article 12	Party B’s Rights and Obligations

(I)	Party B shall have the right to demand Party A to furnish materials relating to the Loan.

(II)	Party B shall have the right to inspect and supervise Party A’s utilization of the proceeds of the loan and its production, operations, financial activities, and assets.

(III)
Where Party A neglects to exercise any of its creditor’s rights which have become due, thereby causing damage to Party B, Party B shall have the right to request the people’s court to exercise Party A’s creditor’s rights on behalf of Party B.

(IV)	Where Party A abandons any of its creditor’s rights which have become due, thereby causing damage to Party B, Party B shall have the right to request the people’s court to invalidate Party A’s act.

(V)
Party A agrees that Party B may inquire about Party A’s credit standing through credit databases established with the approval of the People’s Bank of China and credit standing administration agencies or through related agencies and departments.

(VI)	Party B shall make disbursements of the Loan on time and in full amounts according to the provisions of this Contract, unless delayed for a reason caused by Party A.

(VII)
Party B shall have the right to take part in Party A’s large-amount financing, asset sale, amalgamation, splitting, joint-stock system reform, bankruptcy liquidation and other events, in order to ensure the safety of its creditor’s rights.

(VIII)	Party B shall have the right to decide whether to recall the Loan before maturity according to Party A’s cash flow.

Article 13	Liability for Breach of Contract

(I)	In any of the following circumstances, Party A shall be deemed to have breached this Contract:

1.	Party A fails to utilize the proceeds of the Loan for the purpose specified in this Contract;

2.	Party A fails to repay the principal amount of the Loan plus interest thereon according to the provisions of this Contract;

3.	Party A fails to make payments using the proceeds of the Loan according to the specified methods;

4.	Party A’s financial indicators undergo any of the specified circumstances: see Article 34 herein for details.

(II)	In any of the circumstances specified in Item (I) of this article, Party B shall have the right to exercise one or more of the following rights:

1.	Discontinuing further disbursements of the Loan and declare the outstanding principal amount of the Loan plus interest thereon immediately due and payable.

2.	Raising the interest rate for misused proceeds of the Loan from the date when Party A misused the proceeds of the Loan;

3.	Raising the interest rate for the portion of the Loan whose repayment has been deferred by Party A.

(III)	If Party B fails to disburse the Loan, it shall be held responsible for breaching this Contract, unless the breach has been caused by Party A.

Article 14	Special Provisions for Energy Conservation and Emission Reduction

If the credit project involves energy conservation and emission reduction, Party A warrants to Party B that:

(I)	Party A’s construction project satisfies the “Six Necessary Conditions”.

(II)	Party A’s construction project conforms to the following essential compliance requirements:

1.	The new project is in line with the State’s industry policy and development trends;

2.	The environmental impact assessment of the project meets the overall requirements of the environmental impact assessment of the zoning;

3.	The technical and economic standards of the project are up to advanced domestic and international levels;

4.	The project conforms to other compliance requirements for construction projects.

Article 15	Confidentiality

Neither party shall disclose to any third party the other party’s trade secrets which it has obtained during the performance of this Contract or which has been furnished for the purposes of this Contract.

Article 16	Modification and Revocation of the Contract and Assignment of Creditor’s Rights and Debts

(I)
After this Contract becomes effective, unless otherwise stipulated in this Contract or agreed by both parties, neither party shall unilaterally modify or revoke this Contract. Any written agreement reached by both parties on the modification or supplementation of this Contract shall constitute an integral part of this Contract.

(II)
To extend the term of the Loan, Party A shall submit a written application to Party B at least 15 business days before the expiration of the term of the Loan and arrange for security for the Loan. If the application is approved by Party B, a contract on the extension of the term of the Loan shall be signed and related formalities shall be completed.

(III)
Party B shall have the right to assign creditor’s rights and debts under this Contract and the related security rights in full or in part to a third party. Where Party B assigns the creditor’s rights and debts and related security rights to a third party, Party B shall be deemed to have obtained the consent of Party A; nevertheless, Party B shall inform Party A of such assignment. Before the assignment of creditor’s rights or debts become effective, or if such assignment is invalidated, cancelled or revoked, Party A shall continue to bear responsibilities to Party B under this Contract.

Article 17	Retention of Rights

Party B’s rights under this Contract shall not affect or exclude Party B’s entitlement to any rights under any laws, regulations or other contracts.

Article 18	Governing Law and Dispute Resolution

(I)	This Contract shall be governed by the law of the People’s Republic of China.

(II)	Any dispute shall be resolved according to the provisions of Article 35 herein.

(III)	During the process of resolving the dispute, if the dispute does not affect the performance of other clauses of this Contract, these clauses shall continue to be honored.

Article 19	Notice

(I)
Any notice regarding this Contract for the other party shall be delivered in a written form (including but not limited to facsimile and post) to the other party’s contact at the address stated in this Contract. If delivered by facsimile, the notice shall be deemed to have been received by the addressee when the facsimile reaches the addressee. If delivered by post, the notice shall be deemed to have been received by the addressee three days after it was posted.

(II)
Notices given by Party B to Party A may also be delivered in one or more of the following ways: announcement in the newspaper or on the website, notification at a business outlet, telephone, short text messages by mobile phone, and email.

(III)	During the performance of this Contract, if one party’s address or telephone number stated in this Contract changes, the other party shall be promptly informed.

Article 20	Representation

Party A is a corporation duly organized and existing under the laws and has the power and authority to execute and perform this Contract in its own name and has obtained full and valid authorization for the execution of this Contract.

Article 21	Matters Not Covered

For matters not covered in this Contract, both parties shall negotiate with each other to reach an agreement according to related laws, statutes and regulations.

Article 22	Effectiveness of the Contract

This Contract shall become effective when:

(I)	Signed and stamped by Party A’s legal representative (president) or authorized agent;

(II)	Signed and stamped by Party B’s president or authorized agent.

Part II    Special Terms

Article 23	Parties to this Contract

(I)	Borrower:	Fujian Jiaoguang Media Co., Ltd.
	Address:	28/F, Yifa Building, Fuzhou
	Postcode:	350003
	Phone:	28308389
	Fax:	28308999
	Email:	Blank
	Legal Representative (or President): Fan Yanling
	Contact:	Yu Jing

(II)	Lender:	Fuzhou Jinshan Sub-branch, Fujian Haixia Bank Co., Ltd.
	Address:	No. 05-06, 1/F, Rongcheng Plaza, Jinshan Development Zone, Fuzhou
	Postcode:	350002
	Phone:	83854899
	Fax:	059183854765
	Email:	Blank
	Legal Representative (or President): Li Zhenfang
	Contact:	Zheng Hui

Article 24	Type of Loan:	Short-term Loan for Working Capital

Article 25	Amount of the Loan:	RMB Six Million

Article 26	Purpose of the Loan:	Payment of Royalties

Article 27	Term of the Loan

The term of the Loan shall be twelve months from November 4, 2011 to November 4, 2012. The Borrower shall start utilizing the proceeds of the Loan under this Contract within ninety days of November 4, 2011.

Article 28	Interest Rate of the Loan

(I)	The interest rate for this Contract shall be 9.184% per annum, which is 40% above the benchmark interest rate published by the People’s Bank of China for similar loans.

(II)	Between the execution of this Contract and the disbursement of the Loan, if the People’s Bank of China adjusts benchmark interest rates, Point 2 of Item (II) of Article 6 herein shall apply.

(III)	After the disbursement of the Loan, if the People’s Bank of China adjusts the benchmark interest rates, see Point 2 of Item (III) of Article 6 herein shall apply.

Article 29	Disbursement of the Loan

(I)	Conditions Precedent to Disbursement of the Loan, as specified in Point 3 of Item (I) of Article 7 herein, include: Blank here.

(II)	Party A shall open and maintain the following settlement account for the disbursement and payment of the Loan:

Account Name:              Fujian Jiaoguang Media Co., Ltd.

Account No.:                  100007873890010001

Bank:                                Fuzhou Jinshan Sub-branch, Fujian Haixia Bank

Article 30	The proceeds of the Loan shall be paid using Entrusted Payment as specified in Item (I) below:

(I)	All of the proceeds of the Loan shall be paid using Entrusted Payment;

(II)	In any of the following circumstances, Entrusted Payment shall be used:

1.	A payment to be made using the proceeds of the Loan exceeds RMB Blank here (inclusive).

2.	Blank here

Article 31	Repayment Methods

Both parties agree that Item (I) below will be used to repay the principal amount of the Loan:

(I)	In one lump sum: Party A shall repay the principal amount of the Loan in one lump sum upon the maturity of the Loan;

(II)	In installments: Party A shall repay the principal amount of the Loan according to the repayment plan agreed upon by both parties at the time of the disbursement of the Loan;

(III)	Other repayment methods: Blank here

Article 32	Party A designates the following account as its dedicated cash flow account:

Account Name:       Fujian Jiaoguang Media Co., Ltd.

Account No.:           100007873890010001

Bank:                         Fuzhou Jinshan Sub-branch, Fujian Haixia Bank

Article 33	In any of the following circumstances regarding Party A’s financial indicators, Party A shall deemed to have breached this Contract:

When the interest rate coverage ratio becomes negative.

Article 34	Penalty Interest Rate for Breach of Contract

(I)	The penalty interest rate for the proceeds of the Loan misused by Party A in breach of this Contract shall be 60% above the interest rate for this Contract.

(II)	The penalty interest rate for the principal amount of the Loan whose repayment is deferred by Party A in breach of this Contract shall be 50% above the interest rate for this Contract.

Article 35	Dispute Resolution

Any dispute arising out of or in connection with the execution or performance of this Contract shall be resolved with the methods specified in Item (I) below:

(I)	Litigation at the People’s Court in the city where Party B is domiciled;

(II)	Arbitration with Blank here

Article 36	Counterparts

This Contract shall be executed in four counterparts, with one to be retained by each party甲方执一份，乙方执三份. All counterparts are equally authentic.

Article 37	Other Matters Mutually Agreed upon

Blank here

(End of this pager; signature page to follow)

Signature Page, with no proper text

Both parties hereby declared that they have carefully read and fully agree with all clauses of this Contract. Before the execution of this Contract, Party B has explained all clauses herein, especially those on the exemption and limitation of Party B’s liability, in detail to Party A. Both parties are fully aware of and complete understand the meaning of all clauses herein and their related legal consequences.

Party A (Seal): Fujian Jiaoguang Media Co., Ltd.
Legal Representative (President): Fan Yanling
Contact (Signature):

Party B (Seal):  Fuzhou Jinshan Sub-branch, Fujian Haixia Bank Co., Ltd.
Legal Representative (President): Li Zhenfang
Contact (Signature): Zheng Hui

Executed on November 4, 2011 at No. 05-06, 1/F, Rongcheng Plaza, Jinshan Development Zone, Fuzhou.

Contract No.: 011019000020110081